                                                                               .
                                                                               .
                                                                               .
                                                             EXHIBIT 3.2


(SEAL OF         DEAN HELLER                    ------------------------       FILED: # UC5592.03
SECRETARY     Secretary of State                     Amendment to          Office Use Only
OF STATE)                                            Articles of
              202 North Carson Street                Organization
              Carson City, Nevada 89701-4201    (PURSUANT TO NRS 86.221)       AUG 28, 2003
              (775) 684 5708                    ------------------------      IN THE OFFICE OF
                                                                                 Dean Heller
                                                                           DEAN HELLER SECRETARY OF STATE


             Important:Read attached instructions before completing
-------------------------------------------------------------------
              CERTIFICATE OF AMENDMENT TO ARTICLES OF ORGANIZATION
                     FOR A NEVADA LIMITED-LIABILITY COMPANY
                            (PURSUANT TO NRS 86.221)
                             - REMIT IN DUPLICATE -

                                        ---------------------------
1. Name of limited-liability company:   RE Investments III, LLC
                                        ---------------------------

2. The articles have been amended as follows: (provide articles numbers, if available): *

--------------------------------------------------------------------------------
FIRST:    The name of the Company is:

          Vestin Fund III, LLC

--------------------------------------------------------------------------------

                                                                   -------------
3. Indicate whether the company is managed by managers or members: Managers
                                                                   -------------

4. Signature (must be signed by at least one manager or by a managing member).

/s/ Illegible
-------------------------
SIGNATURE

*1) If adding managers, provide names and addresses.

 2) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited" or the abbreviations "Ltd", "L.L.C," or "L.C.", "LLC" or "LC." The word "Company" may be abbreviated as "Co."

FILING FEE: $150.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                              (SEAL)